                                                                    Exhibit 99.1

BDO            BDO Seldman, LLP                 775 West Big Beaver, Suite 1900
               Accountants and Consultants      Troy, Michigan 48084-0178
                                                Telephone: (248) 362-2100
                                                Fax: (248) 362-4459

July 31, 2001

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on July 24, 2001 to be filed by our former client,
Productivity Technologies Corp.   We agree with the statements made in response
to that Item insofar as they relate to our Firm.


Very truly yours,

/s/ BDO Seidman, LLP

BDO Seidman, LLP